Exhibit 99.1

Sharps Technology and Roncadelle Operations Sign Worldwide Sales and Distribution Agreement for their Innovative Portfolio of Safe Technology Drug Delivery Systems

Sharps and Roncadelle are Joining Forces to Sell and Distribute their Securegard, SAFER, and Sologard Lines of Disposable Smart Safety Syringes and Expand their Market Reach Around the Globe

Sharps Technology, Inc., (NASDAQ: “STSS” and “STSSW”), an innovative medical device and pharmaceutical packaging company offering patented, best-in-class syringe products, and Roncadelle Operations, a driving force in the development of novel medical drug delivery devices, have signed a sales and distribution agreement to cooperatively sell and distribute each other’s products to their respective areas of influence. The agreement expands Sharps’ American-based product market into Europe, the Middle East, Africa, and the Asia-Pacific region, and opens Roncadelle’s reach into the dynamic North American and Latin American markets. The agreement, signed on March 4, 2024, lays the groundwork for further collaboration between Sharps and Roncadelle to develop and manufacture next-generation drug delivery products.

“We believe that this is just the beginning of Sharps’ collaboration with Roncadelle. It expands our footprint as a premier manufacturer and a distributor of smart safety syringes as well as a collaborative leader in the development of drug delivery systems for the world market,” commented Sharps Technology CEO Robert Hayes. “Sharing our product portfolio gives healthcare customers one-stop access to a broad range of delivery solutions and price points to match their needs and strictest requirements.”

Italian-based Roncadelle Operations is a driving force in the development of novel medical drug delivery devices with its seasoned team boasting over two decades of healthcare expertise. The company specializes in developing and manufacturing proprietary passive safety syringes, and as a Contract Development and Manufacturing Organization (CDMO), they also provide end-to-end services from design to finished products of innovative, safer medical drug delivery solutions. Roncadelle’s premiere product line of SafeR Retractable Safety Syringes and needles offers a completely passive safety system with auto-disable reuse prevention features that provide world class technology at a competitive price point.

“We have embarked on a transformative journey in healthcare delivery through our partnership with Sharps Technology. I firmly believe this collaboration signifies our joint dedication to advancing the industry. Together, we are expanding our market presence and pioneering safer, more advanced solutions for medical administration,” states Erik Ryckalts, CEO of Roncadelle. “This alliance underscores our unwavering commitment to innovation and excellence, reshaping standards within the global healthcare landscape.”

Sharps Technology specializes in the development and manufacturing of innovative drug delivery systems. The Company’s Securegard and Sologard product lines, manufactured at Sharps’ Hungary facility, focus on low waste and ultra-low waste syringe technologies that incorporate active safety features as well as World Health Organization accredited re-use prevention measures. These features protect front line healthcare workers from life-threatening needle stick injuries and protect the public from the dangers of needle re-use. Sharps’ active safety Securegard and Sologard product lines complement Roncadelle’s passive engagement SafeR Retractable Safety Syringes to provide the global healthcare market with a broad range of options and choices to fulfill the specific requirements for drug therapy delivery.

As part of the cooperative agreement, Sharps and Roncadelle intend to collaborate on the development of new drug delivery products. The need for innovative injection solutions is expected to grow over the next several years as injectables are the first choice for therapies as diverse as vaccines, biologics, weight loss and maintenance, ophthalmics, gene therapies, and diabetes management. The collaboration between Sharps and Roncadelle creates a very important player in advancing these market opportunities through the development of technologies such as prefilled syringes, needle guard systems, auto-injectors, and injector pen devices. In light of the recent FDA safety communication concerning the use of syringes manufactured in China, the Company believes that the market for safer syringes produced in the U.S. and Europe will grow at an accelerated rate.

About Sharps Technology:

Sharps Technology is an innovative medical device and pharmaceutical packaging company offering patented, best-in-class smart-safety syringe products to the healthcare industry. The Company’s product lines focus on providing ultra-low waste capabilities, that incorporate syringe technologies that use both passive and active safety features. Sharps also offers products that are designed with specialized copolymer technology to support the prefillable syringe market segment. The Company has a manufacturing facility in Hungary and is pursuing plans to expand its manufacturing capacity in the U.S. For additional information, please visit www.sharpstechnology.com.

About Roncadelle Operations:

Roncadelle Operations, located in proximity to Milan, specializes in Injection Devices. Operating as OEM and a Contract Development and Manufacturing Organization (CDMO), Roncadelle combines technical and engineering expertise with high-quality industry standards. The Company is guided by a “just do it faster” philosophy and a “value-for-money” focus, and delivers swift, economical solutions. The core aspiration is to safeguard people from infection, creating safer injection solutions based on sound engineering performance. Roncadelle Operations forge strategic partnerships with customers, investing in incremental resources when they are needed. Roncadelle’s strategically located facility with state-of-the-art clean room manufacturing embodies its strong commitment to innovation, efficiency and safety in healthcare. For additional information, please visit www.roncadelle-operations.com.

FORWARD-LOOKING STATEMENTS:

This press release contains “forward-looking statements”. Forward-looking statements reflect our current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” “poised” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements, include, but are not limited to, statements contained in this press release relating to our business strategy, our future operating results and liquidity, and capital resources outlook. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy, and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, our ability to raise capital to fund continuing operations; our ability to protect our intellectual property rights; the impact of any infringement actions or other litigation brought against us; competition from other providers and products; our ability to develop and commercialize products and services; changes in government regulation; our ability to complete capital raising transactions; and other factors relating to our industry, our operations and results of operations. Actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance, or achievements. The Company assumes no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this release.

Investor Relations:

Dave Gentry

RedChip Companies, Inc.

1-800-RED-CHIP (733-2447)

Or 407-491-4498

STSS@redchip.com